Q1 2013 Earnings Presentation May 8, 2013 Mike Petters President and Chief Executive Officer Barb Niland Corporate Vice President, Business Management & Chief Financial Officer Exhibit 99.2

Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to obtain new contracts, estimate our future contract costs and perform our contracts effectively; changes in government regulations and procurement processes and our ability to comply with such requirements; our ability to realize the expected benefits from consolidation of our Ingalls facilities; natural disasters; adverse economic conditions in the United States and globally; risks related to our indebtedness and leverage; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that me may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Safe Harbor 2

* Adjusted for the FAS/CAS Adjustment. See Appendix for reconciliation to the comparable GAAP figures. Highlights from the First Quarter 3  Revenues were $1.6 billion for the quarter  Total operating margin was 6.1%, up 98 bps over prior year  Pension-adjusted operating margin* was 7.6%, up from 6.2% last year  Diluted EPS of $0.87 for the quarter  Pension-adjusted Diluted EPS* of $1.17 for the quarter, up 32% over prior year  Continued strong segment operating performance  Ingalls operating margin was 4.1% for the quarter, up from 2.9% last year  Newport News operating margin was 9.9% for the quarter, up from 9.1% last year  Announced $3.2 billion of new contract awards in Q1 2013 with a $17.2 billion backlog  $2.6 billion contract for the CVN-72 USS Abraham Lincoln RCOH  $407 million extension to the construction preparation contract for CVN-79 John F. Kennedy

$0.67 $0.87 $0.89 $1.17 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Q1 2012 Q1 2013 Diluted EPS GAAP Pension-adjusted* 5.1% 6.1% 6.2% 7.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Q1 2012 Q1 2013 Operating Margin GAAP Pension-adjusted* $80 $95 $97 $118 $- $20 $40 $60 $80 $100 $120 $140 Q1 2012 Q1 2013 ($ in mi lli o ns ) Operating Income GAAP Pension-adjusted* $1,568 $1,562 $1,300 $1,400 $1,500 $1,600 Q1 2012 Q1 2013 ($ in mi lli o ns ) Consolidated Revenues First Quarter 2013 Consolidated Results 4 * Adjusted for the FAS/CAS Adjustment. See Appendix for reconciliation to the comparable GAAP figures.

2.9% 4.1% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% Q1 2012 Q1 2013 Operating Margin $20 $26 $- $5 $10 $15 $20 $25 $30 Q1 2012 Q1 2013 ($ in mi lli o ns ) Operating Income $692 $ 631 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 Q1 2012 Q1 2013 ($ in mi lli o ns ) Segment Revenues Ingalls Shipbuilding 5  Ingalls Q1 revenues were down YoY due to lower sales on amphibious assault ships, partially offset by higher sales on the NSC program  Q1 segment operating income and margin were up YoY due to the absence of unfavorable cumulative adjustments on the LPD program

9.1% 9.9% 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% 10.5% Q1 2012 Q1 2013 Operating Margin $81 $94 $70 $75 $80 $85 $90 $95 Q1 2012 Q1 2013 ($ in mi lli o ns ) Operating Income $895 $ 950 $860 $870 $880 $890 $900 $910 $920 $930 $940 $950 $960 Q1 2012 Q1 2013 ($ in mi lli o ns ) Segment Revenues Newport News Shipbuilding 6  Newport News Q1 revenues were up YoY due to higher sales on the VCS program and fleet support services  Q1 segment operating income and margin increased YoY primarily due to VCS program risk retirement and favorable resolution of contract changes

2013 Retirement Related Assumptions 7 ($ in millions) 2013 2012 1Q13 Guidance 4Q12 Guidance Actual Pension Discount Rate 4.27%1 4.24% 5.23% Expected Return on Assets 7.50% 7.50% 8.00% Qualified Pension Contributions $301 $270 - $330 $236 Cash Contributions, Net of CAS Recovery2 $150 $110-$185 $122 Net FAS/CAS Adjustment2 $85 $70 - $100 $80 CAS Expense2 $193 $185 - $200 $148 FAS Expense2 $278 $270 - $285 $228 1 Includes the remeasurement of the Steelworkers pension plan in the first quarter. 2 Includes pension & other postretirement benefits. Pension CAS is subject to change when the 1/1/13 valuations are completed in 3Q13.

U n sa ve d Docum e n t / 1 2 /2 9 /1 0 / 1 0 :0 2 Appendix

Reconciliations 9 We make reference to “segment operating income,” “segment operating margin,” “pension-adjusted operating income,” “pension- adjusted operating margin,” “pension-adjusted net earnings,” and “pension-adjusted diluted earnings per share.” Segment operating income is operating income before the FAS/CAS Adjustment and deferred state income taxes. Segment operating margin is segment operating income as a percentage of total sales and service revenues. Pension-adjusted operating income is total operating income adjusted for the FAS/CAS Adjustment. Pension-adjusted operating margin is pension-adjusted operating income as a percentage of total sales and service revenues. Pension-adjusted net earnings is net income adjusted for the tax adjusted FAS/CAS Adjustment. Pension-adjusted diluted earnings per share is pension-adjusted net earnings divided by the weighted-average diluted common shares outstanding. Segment operating income and segment operating margin are two of the key metrics we use to evaluate operating performance because they exclude items that do not affect segment performance. We believe pension-adjusted operating income, pension- adjusted operating margin, pension-adjusted net earnings and pension-adjusted diluted earnings per share are also useful metrics because they exclude non-operating items that we do not consider indicative of our core operating performance. Therefore, we believe it is appropriate to disclose these measures to help investors analyze our operating performance. However, these measures are not measures of financial performance under GAAP and may not be defined or calculated by other companies in the same manner.

Reconciliation of Non-GAAP Measures – Segment Operating Income and Segment Operating Margin 10 Three Months Ended March 31 $ in millions 2013 2012 Sales and Service Revenues Ingalls 631$ 692$ Newport News 950 895 Intersegment eliminations (19) (19) Total Sales and Service Revenues 1,562 1,568 Operating Income Ingalls 26 20 As a percentage of revenues 4.1% 2.9% Newport News 94 81 As a percentage of revenues 9.9% 9.1% Segment Operating Income 120 101 As a percentage of revenues 7.7% 6.4% Non-segment factors affecting operating income FAS/CAS Adjustment (23) (17) Deferred state income taxes (2) (4) Total Operating Income 95 80 Interest expense (30) (30) Federal income taxes (21) (17) Total Net Earnings 44$ 33$

Reconciliation of Non-GAAP Measures – Pension Adjusted Figures 11 Three Months Ended March 31 (In millions, except per share amounts) 2013 2012 $ Change % Change Revenues 1,562$ 1,568$ (6)$ (0.4% ) Segment operating income1 120 101 19 18.8% Segment operating margin % 7.7% 6.4% 124 bps Total operating income 95 80 15 18.8% Operating margin % 6.1% 5.1% 98 bps Net earnings 44 33 11 33.3% Diluted earnings per share 0.87$ 0.67$ 0.20$ 29.9% Weighted-average diluted shares outstanding 50.3 49.5 Pension-adjusted Operating Highlights Total operating income 95 80 FAS/CAS Adjustment 23 17 Pension-adjusted operating income2 118 97 21 21.6% Pension-adjusted operating margin % 2 7.6% 6.2% 137 bps Pension-adjusted Net Earnings Net earnings 44 33 After-tax FAS/CAS Adjustment3 15 11 Pension-adjusted net earnings2 59 44 Weighted-average diluted shares outstanding 50.3 49.5 Pension-adjusted diluted earnings per share2 1.17$ 0.89$ 0.28$ 31.5% 1 Non-GAAP metric that ex cludes non-segment factors affecting operating income. See page 9 for definition and page 10 for reconciliation. 2 Non-GAAP metric - see page 9 for definition. 3 Tax effected at 35% federal statutory tax rate.